Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United PanAm Financial Corp. (the “Company”) on Form 10-Q for the quarter ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ray Thousand, certify in my capacity as Chief Executive Officer and President of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of August 8, 2007.

/s/ RAY THOUSAND
Ray Thousand
Chief Executive Officer and President